Subsequent Event	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Subsequent Event

19.	Subsequent Event:

The Company entered into a definitive arrangement agreement to acquire PCI Geomatics Group Inc. (PCI), a private company, subject to the approval of PCI’s shareholders and the terms and conditions outlined in the arrangement agreement. Pursuant to the agreement, Intermap will acquire all the issued and outstanding shares in the capital of PCI not already owned by Intermap by way of an arrangement under the Canada Business Corporations Act. The Company will use C$11 million of cash to complete the transaction, and it is expected to close by the end of August 2026.